UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07278

Nuveen Arizona Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	20

Statement of Assets and Liabilities	51

Statement of Operations	52

Statement of Changes in Net Assets	53

Statement of Cash Flows	55

Financial Highlights	56

Notes to Financial Statements	62

Additional Fund Information	75

Glossary of Terms Used in this Report	76

Reinvest Automatically, Easily and Conveniently	78

Annual Investment Management Agreement Approval Process	79

Chair’s Letter
to Shareholders

Dear Shareholders,

In recent months, economic pessimism has been rising. An escalation in U.S.-China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.

While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.

Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.

The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
October 25, 2019

Portfolio Managers’ Comments

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Texas Quality Municipal Income Fund (NTX)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review key investment strategies and the six-month reporting period performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.

During May 2019, the Board of Trustees approved the merger of the Nuveen Texas Quality Municipal Income Fund (NTX) to the acquiring Fund, the Nuveen Quality Municipal Income Fund (NAD). In order for the reorganization to occur, it must be approved by shareholders.

What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2019?

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.

A significant decline in interest rates led to strong gains in municipal bonds during the six-month reporting period. Concerns about slowing economic growth and central banks’ potential responses drove risk-off sentiment in the markets, prompting an equity market sell-off and a flight to assets perceived to be safer, such as U.S. Treasury bonds. Municipal bond valuations benefited from the falling interest rate environment, as well as favorable technical supply-demand conditions. The municipal bond market continued

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

to experience historically robust demand that has exceeded the currently moderate pace of issuance. The Michigan and Ohio municipal markets performed nearly in line with the national market, while the Arizona and Texas municipal market lagged the national market in this reporting period.

We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives.

In the Arizona Fund, our buying continued to emphasize maturities of 20 years and longer, with a small addition of charter schools offering 4% coupons in the 15-year maturity segment. We also bought some health care credits and initiated a small position in Puerto Rico sales tax bonds, known as COFINAs. The COFINA bonds were the first major credit to emerge from the island’s bankruptcy-like restructuring process, and although notable risks remain, we believe the fundamental credit story has improved and the yields being offered were attractive. To fund our buying, we mainly used the proceeds from selling short bonds, e.g. bonds maturing in less than a year, pre-refunded bonds and bonds with shorter call structures. In some cases we sold depreciated bonds, which provided certain tax advantages to NAZ, to invest in new opportunities with better long-term total return prospects.

In the Michigan and Ohio Funds, we worked to embed a higher yield in the overall portfolios and move the Funds’ duration profiles closer to that of their benchmark indexes. We accomplished this by selling some shorter-dated, high quality (and lower yielding) instate paper and using the proceeds to buy higher yielding out-of-state bonds. NUM and NUO each bought out-of-state issues during this reporting period. The two Funds also continued to invest within their respective states. NUM maintained its emphasis on non-Detroit-related bonds, adding three general obligation (GO) bonds for Grand Rapids, Lansing and Walled Lake, a Lansing water and sewer credit and a higher education bond for Michigan State University. NUO’s Ohio purchases included a longer-dated local GO. We note that both Funds added the restructured COFINA bonds, as described in the NAZ discussion. Called and maturing bonds also provided some of the cash to make new purchases for the two Funds.

Trading activity in the Texas Fund was muted by comparison. NTX focused on in-state paper, including Lower Colorado River Authority public utility bonds, North Texas Tollway credits and Austin Airports bonds. The Fund also bought the restructured COFINA bonds, as explained earlier. We used the proceeds from called and maturing bonds and the sale of shorter-dated bonds with lower embedded yields to buy these new opportunities.

As of August 31, 2019, NAZ, NUM, NUO and NTX continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform for the six-month reporting period ended August 31, 2019?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2019. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of a corresponding market index.

For the six months ended August 31, 2019, the total returns on common share NAV for the four Funds outperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.

The factors driving performance in this reporting period included yield curve and duration positioning, credit ratings exposure, sector allocation and individual credit selection. Given the substantial decline in interest rates, duration and yield curve positioning was a large contributor to the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and overweight allocations to longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end. NAZ, NUM and NUO were also aided by their underweight allocations to the shortest duration bonds, especially the zero to 2-year range.

Broadly speaking, the highest credit quality (AAA and AA rated) bonds underperformed in this reporting period and lower rated, higher yielding bonds tended to outperform, due to strong investor demand for yield in an environment of low interest rates and a positive credit backdrop. On a relative performance basis, the contribution of the Funds’ credit ratings allocations varied by state. For NAZ, the credit quality positioning had an overall neutral impact on relative performance. We maintained the Arizona Fund’s underweight allocations to the highest quality (AA and AAA rated) paper and overweight allocations to bonds rated BBB and lower. In NUM, the positive contribution from an overweight exposure to the single-B rated category offset a slight detractor from the underweight to BBB rated credits, which were Michigan’s best performing credit segment in this reporting period. NUO’s credit quality positioning was an overall detractor from relative performance due to underweight allocations to BBB and single-B rated bonds. We note that Ohio’s tobacco settlement bonds are heavily represented in the state’s single-B rated issuance. Given our assessment of the tobacco sector’s risk-reward characteristics, NUO’s maximum exposure to the sector is considerably lower than the benchmark index’s weighting, which detracts from performance when the sector performs well, as it did during this reporting period. Relative to the Texas benchmark index, NTX benefited from its underweight allocation to AAA rated paper and overweight exposure to non-rated bonds.

Sector positioning neither contributed nor detracted from NAZ’s relative performance. NAZ’s overweight allocation to the “other utilities” sector, primarily in Salt Verde Prepay Gas bonds, was a strong performer in this reporting period. However, an overweight allocation to hospitals and exposure to shorter-duration higher education bonds were a drag on NAZ’s relative performance. For NUM, sector allocations detracted, driven by the underperformance of our overweight allocations to the pre-refunded and public power sectors. NUO, however, benefited strongly from its sector positioning. Although an overweight allocation to pre-refunded bonds hurt performance, NUO’s overweight to toll road bonds was a large positive contributor. The toll road sector is largely composed of longer-dated, lower-rated bonds, which outperformed in this reporting period. NTX’s sector allocations were advantageous to relative results. The overweight to the dedicated tax sector, which includes bonds with moderately lower credit qualities and longer durations, performed well, more than compensating for the underperformance of an overweight to pre-refunded bonds.

Across all four Funds, the best performing individual credits in this reporting period were those with long effective durations and lower credit ratings. In NAZ, these holdings included Salt Verde Prepay Gas bonds, non-rated charter schools, tax increment bonds (also known as dirt bonds) and health care names such as Maricopa County Banner Health Systems. NUM, NUO and NTX also benefited from tender option bonds, which have long maturity structures. Short-dated, high quality bonds were generally the weakest performers.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

Leverage from issuance of preferred shares had a positive impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities was additive on the total return performance of the Funds over the reporting period.

As of August 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	37.28%	37.35%	35.03%	35.55%
Regulatory Leverage*	33.38%	34.74%	31.63%	31.09%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAZ	$88,300,000	$—	$88,300,000
NUM	$173,000,000	$—	$173,000,000
NUO	$148,000,000	$—	$148,000,000
NTX	$72,000,000	$—	$72,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO	NTX
March 2019	$0.0415	$0.0445	$0.0455	$0.0445
April	0.0415	0.0445	0.0455	0.0445
May	0.0415	0.0445	0.0455	0.0445
June	0.0438	0.0445	0.0418	0.0445
July	0.0438	0.0445	0.0418	0.0445
August 2019	0.0438	0.0445	0.0418	0.0445
Total Distributions from Net Investment Income	$0.2559	$0.2670	$0.2619	$0.2670

Yields
Market Yield*	3.87%	3.75%	3.15%	3.72%
Taxable-Equivalent Yield*	7.06%	6.83%	5.75%	6.28%

*  Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 45.1% and 45.8% for NAZ, NUM and NUO, respectively. NTX Fund is based on a federal income tax rate of 40.8%. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates.

Common Share Information (continued)

Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of August 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common shares cumulatively repurchased and retired	127,500	784,500	205,000	68,600
Common shares authorized for repurchase	1,155,000	2,025,000	1,830,000	995,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of August 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common share NAV	$15.23	$16.06	$17.47	$16.02
Common share price	$13.58	$14.25	$15.90	$14.34
Premium/(Discount) to NAV	(10.83)%	(11.27)%	(8.99)%	(10.49)%
6-month average premium/(discount) to NAV	(11.49)%	(12.86)%	(11.51)%	(11.72)%

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Texas Quality Municipal Income Fund (NTX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NUM, www.nuveen.com/NUO and www.nuveen.com/NTX.

NAZ	Nuveen Arizona Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	9.28%	12.17%	5.33%	6.49%
NAZ at Common Share Price	11.14%	13.09%	4.68%	6.12%
S&P Municipal Bond Arizona Index	5.42%	7.86%	3.59%	4.64%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.8%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	155.5%
Floating Rate Obligations	(5.5)%
AMTP Shares, net of deferred
offering costs	(50.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Arizona	95.7%
Guam	2.9%
Puerto Rico	1.0%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	21.9%
Tax Obligation/Limited	20.8%
Utilities	13.5%
Health Care	12.6%
Tax Obligation/General	11.0%
U.S. Guaranteed	8.2%
Water and Sewer	5.8%
Other	6.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.4%
AAA	8.4%
AA	46.7%
A	25.6%
BBB	2.1%
BB or Lower	5.6%
N/R (not rated)	6.2%
Total	100%

NUM	Nuveen Michigan Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUM at Common Share NAV	8.05%	11.25%	5.06%	6.31%
NUM at Common Share Price	11.86%	17.24%	5.39%	6.95%
S&P Municipal Bond Michigan Index	5.94%	8.48%	4.27%	5.24%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.4%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	157.0%
Floating Rate Obligations	(3.8)%
AMTP Shares, net of deferred
offering costs	(53.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Michigan	93.6%
Puerto Rico	1.6%
Texas	1.2%
Colorado	1.0%
North Carolina	1.0%
Missouri	0.5%
Florida	0.4%
Kentucky	0.3%
Georgia	0.2%
Washington	0.1%
Oregon	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	22.8%
Tax Obligation/General	19.7%
Health Care	16.7%
Tax Obligation/Limited	10.9%
Water and Sewer	8.8%
Utilities	8.5%
U.S. Guaranteed	5.6%
Other	7.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.3%
AAA	15.3%
AA	57.8%
A	15.9%
BBB	0.9%
BB or Lower	3.4%
N/R (not rated)	2.4%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUO at Common Share NAV	9.12%	12.29%	5.21%	6.37%
NUO at Common Share Price	13.62%	19.59%	5.09%	6.42%
S&P Municipal Bond Ohio Index	5.95%	7.92%	4.51%	5.20%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.9%
Other Assets Less Liabilities	0.6%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	152.5%
Floating Rate Obligations	(6.3)%
VRDP Shares, net of deferred
offering costs	(46.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Ohio	90.3%
Puerto Rico	2.6%
Texas	1.6%
Michigan	1.4%
Colorado	1.1%
North Carolina	1.1%
Florida	0.8%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.2%
Washington	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.7%
Transportation	14.5%
Tax Obligation/General	11.8%
Health Care	11.1%
U.S. Guaranteed	10.7%
Water and Sewer	8.5%
Education and Civic Organizations	7.7%
Other	9.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.9%
AAA	12.6%
AA	54.4%
A	14.3%
BBB	1.8%
BB or Lower	5.8%
N/R (not rated)	3.2%
Total	100%

NTX	Nuveen Texas Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NTX at Common Share NAV	8.72%	11.44%	4.75%	6.05%
NTX at Common Share Price	12.20%	17.03%	4.27%	4.68%
S&P Municipal Bond Texas Index	5.73%	8.22%	3.65%	4.78%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.7%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate
Obligations & MFP Shares,
net of deferred offering costs	154.9%
Floating Rate Obligations	(10.0)%
MFP Shares, net of deferred
offering costs	(44.9)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Texas	99.1%
Puerto Rico	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Water and Sewer	19.0%
Transportation	18.7%
Tax Obligation/Limited	15.8%
Tax Obligation/General	15.8%
Utilities	9.4%
U.S. Guaranteed	9.1%
Education and Civic Organizations	6.6%
Other	5.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	25.6%
AA	27.4%
A	26.6%
BBB	8.7%
BB or Lower	1.8%
N/R (not rated)	1.2%
Total	100%

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.8% (100.0% of Total Investments)
	Education and Civic Organizations – 34.0% (21.9% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,601,778
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,761,570
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,761,570
	5.000%, 7/01/41
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,880,480
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	2,983,882
	Bond Trust 2015-XF0053, 13.861%, 6/01/42, 144A (IF)
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	570,666
	Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	612,523
	Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	164,417
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	2,011,474
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,919,238
315	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	345,275
	Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	248,179
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/23 at 105.00	BB+	1,082,460
	Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.000%,
	9/15/38, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	408,461
	Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/48, 144A
345	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	362,281
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	730,362
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,170,720
165	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy	9/19 at 101.00	N/R	166,074
	Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	521,744
	Academy of Nevada Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.750%,
	7/15/38, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,000	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,099,030
1,000	4.000%, 10/01/49	10/29 at 100.00	BBB+	1,081,130
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,607,700
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/22 at 100.00	A	$ 2,180,660
	University, Refunding Series 2007, 5.000%, 5/15/31
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/20 at 100.00	A+	3,866,279
	University, Refunding Series 2010, 5.125%, 5/15/40
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
360	4.000%, 7/01/31 (WI/DD, Settling 9/10/19)	7/29 at 100.00	BBB	402,433
340	4.000%, 7/01/33 (WI/DD, Settling 9/10/19)	7/29 at 100.00	BBB	377,172
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	427,622
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	581,292
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	961,359
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/36, 144A
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,534,824
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A+	2,143,462
	5.000%, 6/01/40
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	960,678
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	75,219
	Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/22 at 100.00	BB	945,252
	Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/22 at 100.00	BB+	1,448,706
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	891,688
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
250	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/19 at 101.00	N/R	250,738
	Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%,
	7/01/22, 144A
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/19 at 101.00	N/R	165,219
	Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B,
	4.000%, 7/01/22, 144A
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	Ba1	577,055
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	Ba1	342,109
300	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	320,739
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	Ba1	704,600
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc Projects, Series 2015:
310	3.250%, 7/01/25	No Opt. Call	BBB–	319,052
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	446,180
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	558,485
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,335,965
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,945,553
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019,	7/28 at 100.00	Aa3	627,570
	5.000%, 7/01/36

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)

August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	$ 223,488
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	126,818
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	717,876
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	192,170
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	36,784
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	126,681
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B	735,360
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	538,105
	Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	878,592
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	892,531
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
	The Industrial Development Authority of the County of Maricopa, Arizona, Education
	Revenue Bonds, Reid Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	597,132
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	338,970
53,200	Total Education and Civic Organizations			59,885,432
	Health Care – 19.5% (12.6% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,350,180
	Series 2014A, 5.000%, 1/01/44
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	5,472,453
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A2	3,455,149
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,269,066
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,522,387
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,540,462
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,220,570
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,415,340
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	3,039,660
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,446,200
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	1,137,700
	Series 2019A, 4.000%, 1/01/44
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	1,159,346
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	1,222,067
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,144,500
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	$ 1,622,332
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A	1,100,210
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,168,860
29,960	Total Health Care			34,286,482
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group –	6/29 at 100.00	AA	1,367,775
	NCCU Properties LLC – North Carolina Central University, Series 2019A, 4.000%, 6/01/44 –
	BAM Insured
	Long-Term Care – 1.8% (1.2% of Total Investments)
285	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	297,962
	Avondale Project, Series 2017, 5.375%, 1/01/38
1,885	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,989,090
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/21 at 100.00	N/R	827,705
	Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32
80	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	92,226
	Project, Series 2017A, 6.125%, 10/01/47, 144A
3,030	Total Long-Term Care			3,206,983
	Tax Obligation/General – 17.1% (11.0% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	700,983
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,325,474
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation	7/21 at 100.00	AA	1,071,360
	Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	779,329
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	7/21 at 100.00	Aa2	829,746
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	AAA	1,875,795
	2018C, 5.000%, 7/01/36
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa2	1,624,495
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,595,586
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	Aa3	1,231,390
1,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	1,220,940
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	853,171
	5.000%, 7/01/36
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation	7/21 at 100.00	AA	1,483,148
	Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,346,678
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/21 at 100.00	A	1,864,415
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,848,555
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Pima County Unified School District 8 Flowing Wells, Arizona, General Obligation Bonds,	7/20 at 100.00	A+	$ 1,035,330
	School Improvement Project 2008 Series 2011B, 5.375%, 7/01/29
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	762,953
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,227,230
2,315	Tolleson Union High School District 214 of Maricopa County, Arizona, School Improvement	7/28 at 100.00	Aa1	2,914,631
	Bonds, Project of 1990, Series 1990A, 5.000%, 7/01/38
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	806,213
665	4.500%, 7/01/34	7/24 at 100.00	AA–	748,777
25,765	Total Tax Obligation/General			30,146,199
	Tax Obligation/Limited – 32.1% (20.8% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	2,460,843
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/36
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,526,875
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	307,084
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,179,480
130	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	134,664
	Series 2017A, 7.000%, 7/01/41, 144A
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,304,453
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,160,525
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,720,820
	Series 2018, 4.375%, 7/15/43 – BAM Insured
488	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	508,003
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
700	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	745,822
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	786,648
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	374,798
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,174,914
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	555,555
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	1,216,670
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured
400	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment	7/27 at 100.00	N/R	426,144
	Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37
590	Festival Ranch Community Facilities District, City of Buckeye, Arizona, General	7/27 at 100.00	AA	716,183
	Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	676,512
	Refunding Series 2016, 4.000%, 7/15/32
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	1,630,455
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,680,570
	5.000%, 11/15/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 510	5.000%, 1/01/31	1/22 at 100.00	BB	$ 539,279
200	5.125%, 1/01/42	1/22 at 100.00	BB	210,474
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	1,578,105
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,409,850
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013,	7/23 at 100.00	AA	1,610,193
	5.000%, 7/01/33
50	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation	9/19 at 100.00	N/R	50,193
	Bonds, Series 2008A, 7.400%, 7/15/33
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	233,392
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	455,605
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	320,007
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	9/19 at 100.00	N/R	354,148
	Bonds, Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,724,425
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	625,443
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,165,800
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,599,895
1,040	5.000%, 7/01/58	7/28 at 100.00	N/R	1,086,966
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	610,173
545	4.000%, 8/01/36	8/26 at 100.00	AA	612,918
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,169,589
	5.000%, 8/01/42
2,100	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A, 5.000%,	7/24 at 100.00	AA	2,421,699
	7/01/38 – BAM Insured
1,400	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A, 5.000%,	7/24 at 100.00	AA	1,621,956
	7/01/34 – BAM Insured
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,555,510
	Series 2006, 5.000%, 7/01/24
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,643,070
	Series 2017, 5.000%, 7/01/36
1,650	Sundance Community Facilities District, City of Buckeye, Arizona, General Obligation	7/28 at 100.00	AA	2,049,514
	Bonds, Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,744,603
	5.000%, 7/01/37
985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	997,766
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	7/21 at 100.00	N/R	755,715
	Series 2016, 3.250%, 7/15/25, 144A
1,213	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds,	9/19 at 100.00	N/R	1,212,976
	Series 2005, 6.000%, 7/01/30
50,431	Total Tax Obligation/Limited			56,646,282

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)

August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 7.0% (4.5% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
$ 910	5.000%, 7/01/40	7/25 at 100.00	A+	$ 1,068,367
2,185	5.000%, 7/01/45	7/25 at 100.00	A+	2,551,315
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	AA–	2,016,979
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	AA–	2,493,182
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	2,392,780
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	AA–	1,838,220
	Series 2018, 5.000%, 7/01/43 (AMT)
10,595	Total Transportation			12,360,843
	U.S. Guaranteed – 12.6% (8.2% of Total Investments) (5)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	3,860,538
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
1,025	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series	7/21 at 100.00	AA+	1,097,785
	2011A, 5.000%, 7/01/36 (Pre-refunded 7/01/21)
180	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+	185,807
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R	639,692
	Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)
1,045	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 100.00	N/R	1,099,215
	Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42
	(Pre-refunded 7/01/20)
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+	1,935,936
	Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)
2,500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water &	7/20 at 100.00	AAA	2,580,650
	Sewer Improvements Project, Series 2010, 5.000%, 7/01/36 (Pre-refunded 7/01/20)
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition, Project 2004
	Series 2011:
1,310	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,403,023
1,360	5.000%, 7/01/33 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,456,574
1,705	5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,826,072
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,656,280
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series	7/21 at 100.00	N/R	2,810,231
	2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)
800	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series	No Opt. Call	N/R	825,136
	2013, 5.000%, 7/01/20 (ETM)
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds,	3/21 at 100.00	BB+	906,691
	Arizona Agribusiness and Equine Center, Inc Project, Series 2011, 7.875%, 3/01/42
	(Pre-refunded 3/01/21)
20,695	Total U.S. Guaranteed			22,283,630
	Utilities – 21.0% (13.5% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,582,398
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,258,983
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue	6/20 at 100.00	A–	4,409,431
	Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	10,933,475

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	$ 834,000
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	Aa1	1,789,605
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	5,979,780
5,665	5.000%, 12/01/37	No Opt. Call	A3	7,859,564
2,310	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	10/19 at 100.00	N/R	2,293,761
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
30,325	Total Utilities			36,940,997
	Water and Sewer – 8.9% (5.8% of Total Investments)
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	786,085
	Series 2016, 5.000%, 1/01/36
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	933,333
	Series 2016, 5.000%, 7/01/45 – AGM Insured
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	Aa3	2,955,696
500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2011,	7/21 at 100.00	AA	537,650
	5.500%, 7/01/41
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	780,278
	Refunding Series 2017, 5.000%, 7/01/36
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	602,645
	2013, 5.250%, 7/01/33
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,323,720
	2015A, 5.000%, 7/01/36 – AGM Insured
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,335,793
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,324,280
	Series 2014A, 5.000%, 7/01/39
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding
	Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,351,450
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,169,189
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	634,900
805	5.000%, 7/01/36	7/28 at 100.00	AA+	1,020,885
13,860	Total Water and Sewer			15,755,904
$ 239,111	Total Long-Term Investments (cost $250,583,662)			272,880,527
	Floating Rate Obligations – (5.5)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (50.0)% (6)			(88,151,474)
	Other Assets Less Liabilities – 0.7%			1,266,690
	Net Asset Applicable to Common Shares – 100%			$ 176,240,743

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 32.3%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUM	Nuveen Michigan Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.4% (100.0% of Total Investments)
	Consumer Staples – 4.5% (2.9% of Total Investments)
$ 6,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	9/19 at 100.00	B–	$ 6,030,120
	Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	9/19 at 100.00	B2	8,735,722
	Bonds, Series 2008A, 6.875%, 6/01/42
14,650	Total Consumer Staples			14,765,842
	Education and Civic Organizations – 35.4% (22.8% of Total Investments)
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,437,611
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	9/19 at 100.00	B	931,390
	5.250%, 11/01/36
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series	9/19 at 100.00	B–	1,007,640
	2005, 5.750%, 11/01/30
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,344,640
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	AA	2,753,896
7,665	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	AA	8,621,285
	AGM Insured
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	589,425
	5.000%, 12/01/28
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,887,340
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,785,000
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A1	4,297,195
	College Project, Refunding Series 2018, 5.000%, 12/01/43
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	10/21 at 100.00	B	974,130
	Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31
1,170	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding	9/19 at 100.00	N/R	1,171,193
	Bonds, Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured
235	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	9/19 at 100.00	N/R	235,167
	Montessori Academy, Series 2007, 6.500%, 12/01/37
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C,	2/20 at 100.00	AA	5,076,750
	5.000%, 2/15/40
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	8,669,024
3,665	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	4,571,611
3,690	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A,	10/21 at 100.00	A1	3,965,016
	5.000%, 10/01/34
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A1	501,684
650	5.000%, 12/01/35	6/28 at 100.00	A1	807,963
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	6,344,406
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A1	963,422
	2016A, 5.000%, 7/01/35
1,380	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,558,889
	Project, Series 2019A, 4.000%, 5/01/44

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
$ 2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	$ 2,498,920
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,492,120
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,323,774
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,454,880
5,000	5.000%, 4/01/47	4/27 at 100.00	AAA	6,110,450
7,200	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	8,799,048
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,643,520
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,932,296
2,400	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	2,879,592
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa3	4,200,203
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011,	11/21 at 100.00	Aa3	566,543
	5.000%, 11/15/31
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	870,398
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,877,937
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	Aa3	1,762,710
850	5.000%, 11/15/45	5/25 at 100.00	Aa3	995,682
99,060	Total Education and Civic Organizations			114,902,750
	Health Care – 25.9% (16.7% of Total Investments)
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,373,262
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,839,479
	Series 2019A-1, 4.000%, 8/01/44
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	BBB–	2,221,020
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
4,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/21 at 100.00	AA–	4,279,560
	Healthcare, Refunding Series 2011A, 5.000%, 7/01/29
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	AA–	2,079,411
1,995	5.000%, 7/01/39	7/28 at 100.00	AA–	2,383,666
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	5,886,375
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,122,360
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+	2,065,156
	Refunding Series 2015A, 5.000%, 8/01/32
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+	5,495,389
	Refunding Series 2014, 5.000%, 6/01/39
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+	4,425,966
	Series 2013, 5.000%, 8/15/31
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A+	6,946,578
	Series 2015, 5.000%, 11/15/45
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A+	3,253,170
	2012, 5.000%, 11/15/42
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	5,886,300
	Refunding Series 2016MI, 5.000%, 12/01/45
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	2,375,228
	Refunding Series 2017MI, 5.000%, 12/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group,
	Refunding Series 2012:
$ 1,000	5.000%, 11/01/25	11/22 at 100.00	A+	$ 1,113,500
1,000	5.000%, 11/01/26	11/22 at 100.00	A+	1,112,520
3,750	5.000%, 11/01/42	11/22 at 100.00	A+	4,092,750
9,615	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	AA–	10,328,914
	2011MI, 5.000%, 12/01/39
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	1,081,670
	Series 2009C, 5.000%, 12/01/48
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,146,020
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+	6,102,588
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	615,007
	2019A-1, 4.000%, 8/01/44
75,140	Total Health Care			84,225,889
	Housing/Multifamily – 1.5% (0.9% of Total Investments)
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A,	10/20 at 100.00	AA	1,887,963
	5.000%, 10/01/35
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA	1,807,662
	4.625%, 10/01/41
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D,	4/22 at 100.00	AA	1,033,650
	4.000%, 10/01/42
4,550	Total Housing/Multifamily			4,729,275
	Tax Obligation/General – 30.6% (19.7% of Total Investments)
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	5/22 at 100.00	Aa1	2,529,034
	Refunding Series 2012, 5.000%, 5/01/29
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa2	989,890
	School Building & Site Series 2015, 5.000%, 5/01/24
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	1,103,875
	5.000%, 5/01/28
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	5,322,487
	Building & Site Series 2017I, 5.000%, 5/01/47
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds,
	Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA	1,028,070
500	4.000%, 5/01/33	5/21 at 100.00	AA	513,105
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,292,867
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	8,162,101
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,701,560
100	0.000%, 12/01/27	No Opt. Call	AAA	87,991
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,625,929
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds,
	Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	601,894
500	5.000%, 10/01/30	10/21 at 100.00	AA	537,300
500	5.000%, 10/01/31	10/21 at 100.00	AA	536,980

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding
	School Building & Site Series 2016:
$ 4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	AA	$ 5,165,338
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,194,720
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,269,710
1,850	5.000%, 11/01/43 – AGM Insured	5/29 at 100.00	AA	2,299,532
1,265	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017,	5/27 at 100.00	Aa3	1,574,356
	5.000%, 5/01/30
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities
	Series 2017:
300	5.000%, 4/01/27	No Opt. Call	AA+	379,026
1,675	5.000%, 4/01/30	4/27 at 100.00	AA+	2,093,482
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,227,010
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,759,764
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,950,804
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	2,043,096
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015,	1/25 at 100.00	AAA	1,211,837
	5.000%, 1/01/34
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	4,092,052
	5.000%, 1/01/31
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,145,000
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,166,594
	Lansing School District, Ingham County, Michigan, General Obligation Bonds,
	Series 2016I:
2,085	5.000%, 5/01/38	5/26 at 100.00	AA	2,483,798
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,604,052
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Unlimited
	Tax, Series 2019:
1,325	5.000%, 5/01/40	5/29 at 100.00	AA	1,663,206
1,000	5.000%, 5/01/41	5/29 at 100.00	AA	1,251,690
1,500	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	1,848,840
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	Aa1	4,354,400
	5.000%, 12/01/22
1,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa2	1,616,145
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,377,974
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,615,113
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	2,062,869
	Port Huron, Michigan, General Obligation Bonds, Limited Tax Refunding & Capital
	Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,704,557
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	692,326

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
$ 530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	$ 569,978
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	865,112
1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA+	1,857,119
	Series 2018, 5.000%, 4/01/43
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	1,657,612
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	663,146
	Series 2015, 5.000%, 5/01/26
675	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation	10/29 at 100.00	Aa2	779,699
	Certificates, Refunding Series 2019A, 4.000%, 10/01/38
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1	1,819,344
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40
2,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/29 at 100.00	Aa1	2,490,480
	Bonds, School Building & Site Series 2019, 5.000%, 5/01/49
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	AA	3,154,257
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
1,050	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	1,188,957
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds,	5/21 at 100.00	AA	1,549,502
	Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured
88,510	Total Tax Obligation/General			99,475,580
	Tax Obligation/Limited – 17.0% (10.9% of Total Investments)
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,942,388
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,440,900
	Bonds, Series 2013A, 5.950%, 2/01/42
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,281,460
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,344,660
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,756,807
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	Aa2	2,116,473
	2013-I-A, 5.000%, 10/15/29
4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	4,749,600
	2015-I, 5.000%, 4/15/38
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2016-I:
1,500	5.000%, 4/15/41	10/26 at 100.00	Aa2	1,800,825
2,500	5.000%, 10/15/46	10/26 at 100.00	Aa2	2,964,350
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,193,038
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	1,890,455
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,732,357
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,213,105
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,118,321
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	AA+	2,323,308
	5.000%, 11/15/29
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
3,000	4.500%, 7/01/34	7/25 at 100.00	N/R	3,211,380
4,900	4.550%, 7/01/40	7/28 at 100.00	N/R	5,057,731
48,905	Total Tax Obligation/Limited			55,137,158

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 5.0% (3.2% of Total Investments)
$ 5,110	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	$ 5,804,551
	4.000%, 1/01/44
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	4,860,000
	Refunding Series 2011A, 5.000%, 12/01/21 (AMT)
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A	1,210,540
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	AA	4,413,320
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
14,610	Total Transportation			16,288,411
	U.S. Guaranteed – 8.7% (5.6% of Total Investments) (5)
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site, Series 2011B:
1,200	5.500%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	AA	1,287,336
2,190	5.500%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	AA	2,349,388
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance	6/20 at 100.00	AA	1,852,902
	Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R	6,081,594
	Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	N/R	38,005
	2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	2,237,120
1,135	5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	1,269,566
2,545	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing	12/20 at 101.00	AA	2,675,737
	Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Pre-refunded
	12/01/20) (AMT)
390	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	10/20 at 100.00	AAA	406,594
	2010, 5.000%, 10/01/26 (Pre-refunded 10/01/20)
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health
	System, Refunding Series 2009:
150	5.000%, 11/15/20 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	151,143
7,300	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	7,366,357
1,995	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St John’s	9/19 at 100.00	Aaa	2,124,037
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement	12/19 at 100.00	AA	353,461
	Series 2009, 5.125%, 12/01/33 (Pre-refunded 12/01/19) – AGC Insured
26,595	Total U.S. Guaranteed			28,193,240
	Utilities – 13.2% (8.5% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	2,925,175
6,020	5.000%, 7/01/39	7/21 at 100.00	AA	6,428,999
6,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	8,308,123
	5.000%, 7/01/48
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option
	Bond Trust 2016-XF0394:
1,110	14.245%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA–	1,407,280
1,700	14.245%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA–	2,155,294
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
75	5.000%, 7/01/32	7/26 at 100.00	AA–	90,184
500	5.000%, 7/01/33	7/26 at 100.00	AA–	599,400

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
$ 1,900	5.000%, 1/01/27	1/22 at 100.00	A2	$ 2,032,962
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,803,612
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding
	Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	1,840,414
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,082,217
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,282,242
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	303,743
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison	No Opt. Call	Aa3	3,972,259
	Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
500	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	598,305
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/36, 144A
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 –	10/25 at 100.00	AA	3,104,676
	BAM Insured
38,310	Total Utilities			42,934,885
	Water and Sewer – 13.6% (8.8% of Total Investments)
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	9/19 at 100.00	AA	15,044
	2004A, 5.000%, 7/01/34 – AGM Insured
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	2,039,031
	2018, 5.000%, 4/01/43 – AGM Insured
1,690	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%,	10/28 at 100.00	Aa3	1,917,423
	10/01/44 (WI/DD, Settling 9/19/19)
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	Aa1	1,153,170
1,000	5.000%, 1/01/33	1/24 at 100.00	Aa1	1,152,060
1,000	5.000%, 1/01/34	1/24 at 100.00	Aa1	1,150,460
1,855	5.000%, 1/01/44	1/24 at 100.00	Aa1	2,142,989
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500	5.000%, 1/01/43	1/28 at 100.00	Aa1	3,064,900
1,055	5.000%, 1/01/48	1/28 at 100.00	Aa1	1,284,199
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A	1,207,749
	Second Lien Series 2016C, 5.000%, 7/01/32
6,245	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	AA–	7,612,280
	Series 2016C, 5.000%, 7/01/32
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A	5,480,022
1,070	5.000%, 7/01/35	7/25 at 100.00	A	1,254,307
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,724,955
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,396,839
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,193,217
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,578,560
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	9/19 at 100.00	AAA	581,717
	2004, 5.000%, 10/01/19
170	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	9/19 at 100.00	AAA	170,503
	2005, 5.000%, 10/01/19

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series	9/19 at 100.00	AAA	$ 90,256
	2004, 5.000%, 10/01/23
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A–	539,515
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,628,760
2,415	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,649,496
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
210	Wyoming, Michigan, Water Supply System Revenue Bonds, Refunding Series 2016,	No Opt. Call	Aa3	258,140
	5.000%, 6/01/26
38,140	Total Water and Sewer			44,285,592
$ 448,470	Total Long-Term Investments (cost $465,829,182)			504,938,622
	Floating Rate Obligations – (3.8)%			(12,265,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (53.2)% (6)			(172,814,342)
	Other Assets Less Liabilities – 1.6%			5,056,955
	Net Asset Applicable to Common Shares – 100%			$ 324,916,235

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 34.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.9% (100.0% of Total Investments)
	Consumer Staples – 4.1% (2.7% of Total Investments)
$ 13,120	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	$ 13,185,731
	Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47
	Education and Civic Organizations – 11.6% (7.7% of Total Investments)
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,603,975
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,471,608
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	617,529
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	5,084,275
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,709,325
2,585	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	3,102,905
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	139,183
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,095,652
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	511,973
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,064,180
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	131,246
590	5.000%, 11/01/32	5/22 at 100.00	AA	642,062
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,465,300
	Refunding Series 2013, 5.000%, 12/01/43
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,100,670
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,074,280
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,155,670
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,788,124
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,553,241
	Project, Series 2019A, 4.000%, 5/01/44
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,908,996
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	2,038,135
32,525	Total Education and Civic Organizations			37,258,329
	Health Care – 16.8% (11.1% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	3,317,910
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,739,217
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,193,700
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,373,262
	Group, Series 2019A, 4.000%, 11/15/43

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	$ 1,839,479
	Series 2019A-1, 4.000%, 8/01/44
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Baa3	2,538,840
	Project, Series 2013, 5.000%, 6/15/43
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	267,193
	5.000%, 11/15/41
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option	11/21 at 100.00	AA+	5,096,179
	Bond Trust 2016-XL0004, 7.994%, 11/15/41, 144A (IF) (4)
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	2,086,640
	5.000%, 12/01/47
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	9/19 at 100.00	A–	301,026
	Refunding Series 2008C, 6.000%, 8/15/43
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	872,332
	Center Project, Refunding Series 2011, 5.250%, 8/01/41
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,587,417
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,146,020
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
1,100	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/22 at 100.00	AA	1,184,381
	Health System Obligated Group, Series 2012A, 5.000%, 1/01/38
	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health
	System Project, Series 2010:
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,556,875
555	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	570,929
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,629,366
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc,
	Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,111,960
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,219,760
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	615,007
	2019A-1, 4.000%, 8/01/44
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood
	County Hospital Project, Series 2012:
2,670	5.000%, 12/01/37	12/22 at 100.00	Ba2	2,838,637
5,510	5.000%, 12/01/42	12/22 at 100.00	Ba2	5,827,982
48,440	Total Health Care			53,914,112
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
167	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	9/19 at 100.00	Aaa	167,481
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
3,290	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower	9/19 at 100.00	Aa1	3,296,054
	Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)
3,457	Total Housing/Multifamily			3,463,535
	Industrials – 1.2% (0.8% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation	No Opt. Call	A3	3,856,138
	Inc, Series 1992, 6.450%, 12/15/21
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste	10/19 at 100.00	N/R	16
	Inc, Series 2007A, 6.350%, 7/01/27 (AMT) (5)
5,095	Total Industrials			3,856,154

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.0% (0.7% of Total Investments)
$ 895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	$ 926,092
	Services, Improvement Series 2010A, 5.625%, 7/01/26
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	2,276,166
	Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40
3,115	Total Long-Term Care			3,202,258
	Tax Obligation/General – 17.9% (11.8% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	3,022,400
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,294,314
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	3,786,249
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	5,005,438
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,967,750
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,092,123
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,208,320
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	2,000,866
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,474,565
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,798,535
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,248,542
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	604,456
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,474,104
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009,	12/19 at 100.00	Aa1	1,367,602
	5.125%, 12/01/36
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa1	2,098,958
	2011, 0.000%, 12/01/21
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	6,038,325
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	A1	1,560,284
	2006, 5.500%, 12/01/24 – AMBAC Insured
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	788,880
	Construction & Improvement Series 2012, 5.000%, 12/01/36
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,206,300
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,597,325
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa3	5,437,750
	Redevelopment, Series 2012, 5.000%, 6/01/42
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,361,560
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
450	South-Western City School District, Franklin and Pickaway Counties, Ohio, General	6/22 at 100.00	AA	491,936
	Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	2,063,535
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,226,550
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48
51,035	Total Tax Obligation/General			57,216,667

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 40.6% (26.7% of Total Investments)
$ 8,045	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate	10/23 at 100.00	AA+	$ 9,044,591
	Lien Series 2015A-2, 5.000%, 10/01/37
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,586,612
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,261,430
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	3,378,270
	2014A-1, 5.000%, 11/15/38
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA	548,270
700	5.000%, 10/01/33	10/27 at 100.00	AA	869,967
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard	12/19 at 100.00	BBB	502,670
	Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36
6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention	12/20 at 100.00	AA	7,062,255
	Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,147,671
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,671,681
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,178,990
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,112,095
300	Delaware County District Library, Ohio, Library Fund Library Facilities Special	12/19 at 100.00	Aa2	302,772
	Obligation Notes, Series 2009, 5.000%, 12/01/34
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,269,747
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	12,214,552
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014,
	5.000%, 12/01/35
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,696,004
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,463,154
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	8,124,350
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,873,142
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AA+	1,201,720
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	4,738,987
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,400,000
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA	22,899,375
	Series 2013A, 5.000%, 1/01/38
6,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	6,835,200
	2019-I, 4.000%, 10/15/49
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,111,870
	Series 2012C, 5.000%, 10/01/24
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,515,150
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	2,079,352
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	442,376
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
7,135	4.500%, 7/01/34	7/25 at 100.00	N/R	7,637,732
4,700	4.550%, 7/01/40	7/28 at 100.00	N/R	4,851,293

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
$ 1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	$ 1,848,240
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,347,852
765	Vermilion Local School District, Erie and Lorain Counties, Ohio, Certificates of	12/20 at 100.00	Aa3	799,609
	Participation, School Facilities Project, Series 2012, 5.000%, 12/01/24
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	3,000,270
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
115,390	Total Tax Obligation/Limited			130,017,249
	Transportation – 22.0% (14.5% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A	2,317,485
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,617,570
	Dayton, Ohio, Airport Revenue Bonds, James M Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	962,073
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	558,485
6,835	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	7,764,013
	4.000%, 1/01/44
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	2,896,175
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,451,380
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A–	4,759,703
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien
	Series 2013A-1:
2,050	5.250%, 2/15/39	2/23 at 100.00	Aa3	2,299,260
10,915	5.000%, 2/15/48	2/23 at 100.00	Aa3	11,996,676
15,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/28 at 100.00	Aa3	18,384,000
	Series 2018A, 5.000%, 2/15/46 (UB)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien,
	Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	3,258,550
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	7,096,390
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	2,916,650
70,820	Total Transportation			70,278,410
	U.S. Guaranteed – 16.3% (10.7% of Total Investments) (6)
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners,	6/20 at 100.00	AA–	2,008,695
	Series 2010A, 5.250%, 6/01/38 (Pre-refunded 6/01/20)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,165	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,225,067
2,335	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,455,393
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	121,679
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	271,012
2,545	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	2,818,868
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	176,987
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,777,714
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding Series 2012A:
1,960	5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	AA	2,056,216
875	5.000%, 12/01/32 (Pre-refunded 12/01/20)	12/20 at 100.00	AA	917,954
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,868,830
	(Pre-refunded 12/01/21)

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA+	$ 2,019,180
	(Pre-refunded 12/01/19)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,522,796
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,760,190
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,852,832
2,705	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate	10/23 at 100.00	N/R	3,126,601
	Lien Series 2015A-2, 5.000%, 10/01/37 (Pre-refunded 10/01/23)
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	A1	1,236,854
	Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,
	Improvement Series 2009:
250	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	251,510
2,615	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	2,631,815
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital
	Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	1,103,486
1,090	5.250%, 12/01/28 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	1,190,890
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	830,346
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	652,224
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center,	6/21 at 100.00	A+	3,510,090
	Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1	4,384,616
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,288,060
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
945	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health	5/20 at 100.00	AA	975,013
	System Project, Series 2010, 5.750%, 11/15/40 (Pre-refunded 5/15/20) – AGM Insured
47,840	Total U.S. Guaranteed			52,034,918
	Utilities – 6.3% (4.1% of Total Investments)
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,698,450
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,677,748
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds,	2/29 at 100.00	A	2,026,196
	Green Bonds Series 2019A, 5.000%, 2/15/44
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 –	No Opt. Call	A–	1,276,145
	NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,649,860
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	4,991,497
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,461,844
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus	12/19 at 100.00	A2	1,514,235
	Southern Power Company Project, Series 2009B, 5.800%, 12/01/38
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,747,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	783,522
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	$ 1,186,500
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/39, 144A
22,905	Total Utilities			20,013,497
	Water and Sewer – 13.0% (8.5% of Total Investments)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,706,400
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,194,015
375	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds,	No Opt. Call	Aa2	388,894
	Series 1993G, 5.500%, 1/01/21 – NPFG Insured
3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%,	10/28 at 100.00	Aa3	3,834,847
	10/01/44 (WI/DD, Settling 9/19/19)
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 –	12/20 at 100.00	A2	2,093,931
	AGM Insured
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding
	& Improvement Series 2014:
2,950	5.000%, 11/15/39	11/24 at 100.00	AA+	3,444,154
1,400	5.000%, 11/15/44	11/24 at 100.00	AA+	1,625,750
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,512,359
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	940,909
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	693,409
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,230,671
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	794,725
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	12,017,300
	11/15/41 (UB) (4)
35,650	Total Water and Sewer			41,477,364
$ 449,392	Total Long-Term Investments (cost $445,272,899)			485,918,224
	Floating Rate Obligations – (6.3)%			(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (46.2)% (7)			(147,764,486)
	Other Assets Less Liabilities – 0.6%			1,772,472
	Net Asset Applicable to Common Shares – 100%			$ 319,926,210

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.4%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.7% (100.0% of Total Investments)
	Consumer Discretionary – 2.5% (1.6% of Total Investments)
$ 4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	9/19 at 100.00	A	$ 4,063,126
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
	Education and Civic Organizations – 10.2% (6.6% of Total Investments)
2,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding	7/24 at 100.00	AAA	2,937,150
	Series 2015A, 5.000%, 7/01/28
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,024,460
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,024,050
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr	8/23 at 100.00	BBB–	1,394,882
	Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist	3/21 at 100.00	A–	1,052,630
	University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical	11/22 at 100.00	A	1,111,540
	Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%, 11/15/26
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue	6/23 at 100.00	Baa2	3,237,450
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A,
	5.000%, 6/01/38
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue	2/21 at 100.00	AA	2,104,980
	Financing System Bonds, Series 2013, 5.000%, 2/15/36
1,925	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series	10/28 at 100.00	AA–	2,378,607
	2016, 5.000%, 10/15/42
14,655	Total Education and Civic Organizations			16,265,749
	Energy – 1.3% (0.8% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	BB	2,050,680
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
	Health Care – 2.7% (1.8% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+	1,096,360
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,157,820
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A	579,571
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	1,506,262
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32
3,765	Total Health Care			4,340,013
	Housing/Multifamily – 2.1% (1.4% of Total Investments)
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	AA	3,361,260
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 24.3% (15.8% of Total Investments)
$ 1,975	Allen Independent School District, Collin County, Texas, General Obligation Bonds,	2/26 at 100.00	AAA	$ 2,357,913
	School Building Series 2016, 5.000%, 2/15/39
500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited	No Opt. Call	AA+	573,535
	Tax Series 2016, 5.000%, 8/01/23
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012,	2/22 at 100.00	AA	1,757,182
	5.000%, 2/15/32 – AGM Insured
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,579,845
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series	8/23 at 100.00	A–	1,090,810
	2013, 5.000%, 8/15/33
1,565	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 –	No Opt. Call	AA	1,654,487
	AGM Insured
2,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A,	3/27 at 100.00	AA	2,480,660
	5.000%, 3/01/31
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 24.48	A+	775,113
	Refunding Series 2012A, 0.000%, 8/01/45
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation	2/24 at 100.00	Aaa	1,561,430
	Bonds, School Building Series 2014, 5.000%, 2/15/39
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series	8/24 at 100.00	AA–	3,104,284
	2014, 5.000%, 8/01/34
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds,	2/23 at 100.00	AAA	1,507,262
	School Building Series 2013A, 5.000%, 2/15/43
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,864,275
	Series 2011A, 7.250%, 4/01/36
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	1,115,130
1,000	6.125%, 12/01/38	12/25 at 100.00	B1	1,118,950
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AAA	1,003,271
	0.000%, 10/01/35
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds,	2/25 at 100.00	AAA	4,671,800
	Refunding Series 2015, 5.000%, 2/15/40
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba2	218,753
	2014A, 5.125%, 2/01/39
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,176,400
	Series 2012A, 5.000%, 4/01/42
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement,	4/24 at 100.00	AAA	2,302,560
	Series 2014, 5.000%, 4/01/44
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund,	4/24 at 100.00	AAA	2,325,200
	Refunding Series 2014, 5.000%, 10/01/34
	West Texas Independent School District, McLennan and Hill Counties, General Obligation
	Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	9/19 at 85.49	AAA	38,415
45	0.000%, 8/15/24	9/19 at 76.65	AAA	34,443
9,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 44.15	Aaa	3,408,390
	Capital Appreciation Series 2015, 0.000%, 8/15/45
43,270	Total Tax Obligation/General			38,720,108
	Tax Obligation/Limited – 24.3% (15.8% of Total Investments)
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax
	Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	AA	1,227,480
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	AA	1,341,482
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series	12/24 at 100.00	AA+	1,382,199
	2014A, 5.000%, 12/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	AA+	$ 1,981,442
	5.000%, 12/01/48
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement	3/20 at 103.00	N/R	518,085
	District 1, Series 2014, 6.500%, 9/01/36
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	AAA	1,492,221
	Series 2011A, 5.000%, 11/01/41
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
370	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	330,836
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	141,494
260	0.000%, 11/15/33	11/31 at 88.44	Baa2	164,460
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	Baa2	1,214,464
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	591,205
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa2	2,012,691
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	Baa2	975,190
400	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien	11/24 at 100.00	A3	458,940
	Series 2014C, 5.000%, 11/15/34
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A2	1,170,330
	Series 2014A, 5.000%, 11/15/28
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G,	11/31 at 53.78	A2	1,418,656
	0.000%, 11/15/41 – NPFG Insured
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	510,050
	0.000%, 11/15/33 – NPFG Insured
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	9/24 at 100.00	A	1,166,682
	Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	1,066,294
	Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured
2,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	2,322,427
	2018A-1, 4.550%, 7/01/40
10,000	Texas Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2016A,	10/26 at 100.00	AAA	12,465,700
	5.000%, 10/01/30 (UB) (4)
2,490	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/25 at 100.00	Baa2	2,804,711
	Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue	8/24 at 100.00	AA	2,007,603
	Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38
42,410	Total Tax Obligation/Limited			38,764,642
	Transportation – 28.7% (18.7% of Total Investments)
3,000	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39 (AMT)	11/24 at 100.00	A1	3,431,820
4,000	Austin, Texas, Airport System Revenue Bonds, Series 2019A, 5.000%, 11/15/49	11/29 at 100.00	A1	5,051,600
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/23 at 100.00	BBB+	727,244
	Series 2013, 5.000%, 1/01/42
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	A–	1,881,295
2,205	0.000%, 1/01/37	No Opt. Call	A–	1,349,681
2,160	0.000%, 1/01/38	No Opt. Call	A–	1,273,471
1,000	0.000%, 1/01/40	No Opt. Call	A–	550,400
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+	1,215,316
	2012B, 5.000%, 11/01/35
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	1,866,091
	Series 2013A, 5.125%, 10/01/43
1,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA+	1,843,704
	Lien Series 2013B, 5.000%, 4/01/53

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C,	8/22 at 100.00	AA	$ 1,284,331
	5.000%, 8/15/31
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	Aa2	6,175,983
	5.000%, 8/15/41
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012A,	7/22 at 100.00	A+	2,180,280
	5.000%, 7/01/31 (AMT)
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	2,054,063
	Series 2015, 5.000%, 11/01/35 (AMT)
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	3,120,000
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	1,708,900
	0.000%, 1/01/36 – AGC Insured
4,555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,174,116
	4.000%, 1/01/44
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%,	7/22 at 100.00	A+	2,739,875
	7/01/27 (AMT)
1,875	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	2,231,775
	Series 2019A, 5.000%, 8/01/57
44,945	Total Transportation			45,859,945
	U.S. Guaranteed – 14.0% (9.1% of Total Investments) (5)
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding	5/20 at 100.00	AA	2,578,725
	Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+	1,045,230
	2010A, 5.000%, 11/01/42 (Pre-refunded 11/01/20)
185	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM	No Opt. Call	AA	195,303
	Insured (ETM)
80	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	Baa2	73,946
	0.000%, 11/15/24 – NPFG Insured (ETM)
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue	7/20 at 100.00	N/R	1,395,184
	Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28
	(Pre-refunded 7/01/20)
2,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/22 at 100.00	AA	2,246,380
	2012D, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds,	8/20 at 100.00	AA	2,074,600
	Series 2010, 5.250%, 8/01/35 (Pre-refunded 8/01/20) – AGM Insured
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010,	3/20 at 100.00	AA–	4,081,960
	5.250%, 3/01/40 (Pre-refunded 3/01/20)
25	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%,	5/22 at 100.00	N/R	27,542
	5/15/29 (Pre-refunded 5/15/22)
755	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	No Opt. Call	Aaa	888,967
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	Aa2	985,633
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R	3,229,260
	Series 2011D, 5.000%, 9/01/31 (Pre-refunded 9/01/21)
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A,	9/21 at 100.00	N/R	2,172,480
	5.500%, 9/01/41 (Pre-refunded 9/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
$ 95	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	$ 98,696
1,155	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	1,199,929
21,030	Total U.S. Guaranteed			22,293,835
	Utilities – 14.4% (9.4% of Total Investments)
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A,	11/22 at 100.00	AA	2,217,960
	5.000%, 11/15/40
3,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A,	11/25 at 100.00	AA	3,571,530
	5.000%, 11/15/38
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A+	2,393,340
3,000	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2010A,	5/20 at 100.00	A+	3,076,710
	5.000%, 5/15/40
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A,	5/22 at 100.00	A+	1,256,697
	5.000%, 5/15/36
1,975	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B,	5/22 at 100.00	A+	2,162,191
	5.000%, 5/15/29
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/27 at 100.00	A+	1,208,040
	Transmission Services Corporation Project, Refunding Series 2019, 5.000%, 5/15/44
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Bonds, Refunding	No Opt. Call	BBB+	1,038,480
	Series 2012, 5.000%, 10/01/20
2,790	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	3,292,005
	Senior Lien Series 2008D, 6.250%, 12/15/26
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	1,049,540
	Series 2006A, 5.250%, 12/15/20
	Texas Municipal Power Agency, Revenue Bonds, Refunding Transmission Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	662,611
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,035,920
20,555	Total Utilities			22,965,024
	Water and Sewer – 29.2% (19.0% of Total Investments)
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A,	11/26 at 100.00	AA	1,755,501
	5.000%, 11/15/41
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series	7/23 at 100.00	AA	1,773,418
	2014, 5.000%, 7/10/38 – BAM Insured
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use	2/21 at 100.00	AA	2,630,875
	Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series	7/23 at 100.00	A+	2,242,700
	2013, 5.000%, 7/15/43
3,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/28 at 100.00	Aa2	3,816,750
	2018D, 5.000%, 11/15/36
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	AA	768,802
	12/15/36 – AGM Insured
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding	12/22 at 100.00	AA–	4,315,827
	Senior Lien Series 2013, 5.000%, 12/15/33
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana	7/25 at 100.00	AA–	1,211,110
	Project, Refunding Series 2015, 5.000%, 7/15/26
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B,	5/25 at 100.00	AA	3,139,726
	5.000%, 5/15/34
1,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A,	5/28 at 100.00	AA	1,231,720
	5.000%, 5/15/48

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
$ 5,000	5.000%, 10/15/42	10/27 at 100.00	AAA	$ 6,194,200
10,000	4.000%, 10/15/42 (UB) (4)	10/27 at 100.00	AAA	11,298,900
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/28 at 100.00	AAA	6,229,550
	Trust Series 2018B, 5.000%, 4/15/49
39,735	Total Water and Sewer			46,609,079
$ 239,425	Total Long-Term Investments (cost $221,933,805)			245,293,461
	Floating Rate Obligations – (10.0)%			(16,000,000)
	MuniFund Preferred Shares, net of deferred offering costs – (44.9)% (6)			(71,644,357)
	Other Assets Less Liabilities – 1.2%			1,912,772
	Net Asset Applicable to Common Shares – 100%			$ 159,561,876

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 29.2%.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2019 (Unaudited)

	NAZ	NUM	NUO	NTX
Assets
Long-term investments, at value (cost $250,583,662, $465,829,182,
$445,272,899 and $221,933,805, respectively)	$272,880,527	$504,938,622	$485,918,224	$245,293,461
Cash	623,794	2,625,455	2,067,730	—
Receivable for:
Interest	2,413,815	6,096,164	4,654,547	2,805,972
Investments sold	—	—	25,000	1,000,000
Other assets	3,110	61,567	26,560	3,682
Total assets	275,921,246	513,721,808	492,692,061	249,103,115
Liabilities
Cash overdraft	—	—	—	561,357
Floating rate obligations	9,755,000	12,265,000	20,000,000	16,000,000
Payable for:
Dividends	491,173	839,900	708,021	420,574
Interest	237,798	533,007	116,009	264,686
Investments purchased	778,666	1,908,399	3,816,797	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $88,300,000, $173,000,000, $—,
and $—, respectively)	88,151,474	172,814,342	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $— and $72,000,000, respectively)	—	—	—	71,644,357
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $148,000,000,
and $—, respectively)	—	—	147,764,486	—
Accrued expenses:
Management fees	142,113	252,020	246,064	125,831
Trustees fees	1,009	60,337	24,635	884
Other	123,270	132,568	89,839	523,550
Total liabilities	99,680,503	188,805,573	172,765,851	89,541,239
Net assets applicable to common shares	$176,240,743	$324,916,235	$319,926,210	$159,561,876
Common shares outstanding	11,571,158	20,226,887	18,316,955	9,958,610
Net asset value (“NAV”) per common share outstanding	$15.23	$16.06	$17.47	$16.02

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,712	$202,269	$183,170	$99,586
Paid-in-surplus	156,321,636	287,685,300	278,284,380	140,204,026
Total distributable earnings	19,803,395	37,028,666	41,458,660	19,258,264
Net assets applicable to common shares	$176,240,743	$324,916,235	$319,926,210	$159,561,876
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended August 31, 2019 (Unaudited)

	NAZ	NUM	NUO	NTX
Investment Income	$5,181,910	$9,184,090	$8,285,806	$4,407,250
Expenses
Management fees	828,931	1,471,566	1,432,496	733,165
Interest expense and amortization of offering costs	1,099,902	2,129,961	1,843,606	917,393
Custodian fees	21,554	30,600	28,454	16,956
Trustees fees	3,432	6,489	6,070	3,006
Professional fees	20,280	24,961	20,856	17,793
Shareholder reporting expenses	7,200	14,822	15,361	8,160
Shareholder servicing agent fees	9,025	14,154	4,177	1,960
Stock exchange listing fees	3,411	3,474	3,474	3,474
Investor relations expenses	2,808	5,305	5,098	2,344
Reorganization expenses	—	—	—	475,000
Other	21,320	19,422	32,355	18,615
Total expenses	2,017,863	3,720,754	3,391,947	2,197,866
Net investment income (loss)	3,164,047	5,463,336	4,893,859	2,209,384
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	264,266	831,780	1,405,733	253,441
Change in net unrealized appreciation (depreciation) of investments	11,693,022	18,277,099	20,649,456	10,441,259
Net realized and unrealized gain (loss)	11,957,288	19,108,879	22,055,189	10,694,700
Net increase (decrease) in net assets applicable to
common shares from operations	$15,121,335	$24,572,215	$26,949,048	$12,904,084

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NAZ		NUM
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$3,164,047	$6,081,745	$5,463,336	$11,223,210
Net realized gain (loss) from investments	264,266	(437,782)	831,780	(1,094,781)
Change in net unrealized appreciation (depreciation) of investments	11,693,022	889,889	18,277,099	2,661,036
Net increase (decrease) in net assets applicable
to common shares from operations	15,121,335	6,533,852	24,572,215	12,789,465
Distributions to Common Shareholders
Dividends	(2,961,059)	(6,065,999)	(5,400,579)	(10,961,603)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(2,961,059)	(6,065,999)	(5,400,579)	(10,961,603)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	69,117	—	—
Cost of shares repurchased and retired	—	(1,481,001)	—	(7,000,749)
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	—	(1,411,884)	—	(7,000,749)
Net increase (decrease) in net assets applicable to
common shares	12,160,276	(944,031)	19,171,636	(5,172,887)
Net assets applicable to common shares at the
beginning of period	164,080,467	$165,024,498	305,744,599	$310,917,486
Net assets applicable to common shares at
the end of period	$176,240,743	$164,080,467	$324,916,235	$305,744,599

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NUO		NTX
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$4,893,859	$10,189,551	$2,209,384	$5,497,107
Net realized gain (loss) from investments	1,405,733	(179,947)	253,441	(869,105)
Change in net unrealized appreciation (depreciation) of investments	20,649,456	2,782,168	10,441,259	1,109,883
Net increase (decrease) in net assets applicable
to common shares from operations	26,949,048	12,791,772	12,904,084	5,737,885
Distributions to Common Shareholders
Dividends	(4,797,210)	(10,903,460)	(2,658,949)	(5,461,380)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(4,797,210)	(10,903,460)	(2,658,949)	(5,461,380)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Cost of shares repurchased and retired	—	(2,742,770)	—	(846,987)
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	—	(2,742,770)	—	(846,987)
Net increase (decrease) in net assets applicable to
common shares	22,151,838	(854,458)	10,245,135	(570,482)
Net assets applicable to common shares at the
beginning of period	297,774,372	298,628,830	149,316,741	149,887,223
Net assets applicable to common shares at
the end of period	$319,926,210	$297,774,372	$159,561,876	$149,316,741

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2019 (Unaudited)

	NAZ	NUM	NUO	NTX
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$15,121,335	$24,572,215	$26,949,048	$12,904,084
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,501,044)	(54,688,655)	(52,671,170)	(13,207,267)
Proceeds from sales and maturities of investments	7,360,384	52,110,844	47,822,739	12,000,066
Taxes paid	(568)	(5,365)	—	(310)
Amortization (Accretion) of premiums and discounts, net	867,317	1,730,097	1,404,264	468,697
Amortization of deferred offering costs	8,091	10,112	4,953	6,397
(Increase) Decrease in:
Receivable for interest	(94,087)	108,806	191,682	(253,387)
Receivable for investments sold	—	—	(25,000)	500,000
Other assets	(2,085)	(11,519)	(2,934)	1,273
Increase (Decrease) in:
Payable for interest	72,617	209,379	116,009	264,686
Payable for investments purchased	778,666	1,908,399	3,816,797	—
Accrued management fees	18,219	31,172	32,039	16,144
Accrued Trustees fees	(241)	9,248	4,189	(211)
Accrued other expenses	(5,926)	(9,800)	3,570	466,831
Net realized (gain) loss from investments	(264,266)	(831,780)	(1,405,733)	(253,441)
Change in net unrealized (appreciation) depreciation of investments	(11,693,022)	(18,277,099)	(20,649,456)	(10,441,259)
Net cash provided by (used in) operating activities	2,665,390	6,866,054	5,590,997	2,472,303
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	—	—	—	186,210
Cash distributions paid to common shareholders	(2,935,240)	(5,409,292)	(4,854,863)	(2,658,513)
Net cash provided by (used in) financing activities	(2,935,240)	(5,409,292)	(4,854,863)	(2,472,303)
Net Increase (Decrease) in Cash	(269,850)	1,456,762	736,134	—
Cash at beginning of period	893,644	1,168,693	1,331,596	—
Cash at end of period	$623,794	$2,625,455	$2,067,730	$—

Supplemental Disclosures of Cash Flow Information	NAZ	NUM	NUO	NTX
Cash paid for interest (excluding amortization of offering costs)	$1,019,195	$1,910,469	$1,722,643	$646,310

See accompanying notes to financial statements.

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains		Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering		Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAZ
Year Ended 2/28–2/29:
2020(e)	$14.18	$0.27	$1.04	$1.31	$(0.26)	$—		$(0.26)	$—	$—		$—		$15.23	$13.58
2019	14.11	0.52	0.04	0.56	(0.52)	—		(0.52)	0.01	—		0.02		14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—		(0.64)	(0.01)	—	*	—		14.11	13.69
2017	15.01	0.68	(0.68)	(0.00)	(0.75)	—		(0.75)	—	—		—		14.26	14.22
2016	15.02	0.76	0.03	0.79	(0.80)	—		(0.80)	—	—		—		15.01	15.74
2015	14.15	0.79	0.87	1.66	(0.79)	—		(0.79)	—	—		—		15.02	14.37

NUM
Year Ended 2/28–2/29:
2020(e)	15.12	0.27	0.94	1.21	(0.27)	—		(0.27)	—	—		—		16.06	14.25
2019	14.96	0.55	0.07	0.62	(0.53)	—		(0.53)	—	—		0.07		15.12	12.99
2018	15.10	0.61	(0.12)	0.49	(0.63)	—		(0.63)	—	—		—	*	14.96	12.84
2017	15.93	0.68	(0.73)	(0.05)	(0.72)	(0.06)		(0.78)	—	—		—		15.10	13.50
2016	15.80	0.76	0.15	0.91	(0.78)	—	*	(0.78)	—	—		—	*	15.93	14.01
2015	14.98	0.80	0.88	1.68	(0.86)	—		(0.86)	—	—		—		15.80	13.85

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns
			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.28%	11.14%	$176,241	2.36	%**	3.71	%**	3%
4.29	(5.09)	164,080	2.61		3.73		11
3.44	0.69	165,024	2.03		4.35		19
(0.07)	(5.03)	165,141	1.91		4.54		13
5.45	15.59	173,767	1.51		5.12		9
12.01	18.94	173,648	1.56		5.37		13

8.05	11.86	324,916	2.36	**	3.46	**	11
4.75	5.54	305,745	2.46		3.67		13
3.19	(0.39)	310,917	2.07		3.98		8
(0.40)	1.74	314,297	1.88		4.34		20
5.97	7.15	331,466	1.52		4.85		12
11.45	9.48	329,232	1.57		5.14		15

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAZ		NUM
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2020(e)	1.29%**	2020(e)	1.35%**
2019	1.39	2019	1.43
2018	0.95	2018	1.06
2017	0.87	2017	0.88
2016	0.49	2016	0.52
2015	0.50	2015	0.53

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Discount per Share Repur- chased and Retired	Ending NAV	Ending Share Price
NUO
Year Ended 2/28–2/29:
2020(e)	$16.26	0.27	$1.20	$1.47	$(0.26)	$—	$(0.26)	$—	$—	$—	$17.47	$15.90
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	—	—	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	—	—	16.12	14.14
2017	17.16	0.74	(0.81)	(0.07)	(0.75)	—	(0.75)	—	—	—	16.34	14.97
2016	17.01	0.81	0.17	0.98	(0.83)	—	(0.83)	—	—	—	17.16	15.44
2015	16.02	0.85	1.07	1.92	(0.93)	—	(0.93)	—	—	—	17.01	15.40

NTX
Year Ended 2/28–2/29:
2020(e)	14.99	0.22	1.08	1.30	(0.27)	—	(0.27)	—	—	—	16.02	14.34
2019	14.95	0.55	0.02	0.57	(0.55)	—	(0.55)	—	—	0.02	14.99	13.03
2018	15.15	0.57	(0.13)	0.44	(0.64)	—	(0.64)	—	—	—	14.95	13.53
2017	15.81	0.63	(0.64)	(0.01)	(0.65)	—	(0.65)	—	—	—	15.15	14.28
2016	15.72	0.66	0.08	0.74	(0.65)	—	(0.65)	—	—	—	15.81	14.66
2015	14.82	0.62	0.96	1.58	(0.68)	—	(0.68)	—	—	—	15.72	14.35

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns
			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.12%	13.62%	$319,926	2.19	%*	3.16	%*	10%
4.65	5.14	297,774	2.35		3.44		12
2.98	(0.93)	298,629	1.94		4.10		16
(0.49)	1.67	302,690	1.79		4.35		8
5.95	5.96	317,856	1.58		4.83		10
12.23	10.79	315,142	1.62		5.10		15

8.72	12.20	159,562	2.84	*	2.85	*	5
4.02	0.51	149,317	2.41		3.71		18
2.88	(0.94)	149,887	2.16		3.73		11
(0.12)	1.79	151,944	1.78		4.05		9
4.89	7.02	158,571	1.78		4.26		14
10.81	11.07	157,644	2.33		4.05		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUO		NTX
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2020(e)	1.19%*	2020(e)	1.18%*
2019	1.28	2019	1.34
2018	0.90	2018	1.13
2017	0.77	2017	0.77
2016	0.55	2016	0.77
2015	0.57	2015	1.26

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2019.
*	Annualized

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NAZ
Year Ended 2/28-2/29:
2020(b)	$88,300	$299,593	$—	$—
2019	88,300	285,822	—	—
2018	—	—	88,300	286,891
2017	—	—	88,300	287,022
2016	—	—	79,000	319,959
2015	—	—	79,000	319,808

NUM
Year Ended 2/28-2/29:
2020(b)	173,000	287,813	—	—
2019	173,000	276,731	—	—
2018	—	—	173,000	279,721
2017	—	—	173,000	281,675
2016	—	—	159,000	308,469
2015	—	—	159,000	307,064

See accompanying notes to financial statements.

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		MFP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NUO
Year Ended 2/28-2/29:
2020(b)	$—	$—	$—	$—	$—	$—	$148,000	$316,166
2019	—	—	—	—	—	—	148,000	301,199
2018	—	—	—	—	—	—	148,000	301,776
2017	—	—	—	—	—	—	148,000	304,520
2016	—	—	—	—	—	—	148,000	314,768
2015	—	—	—	—	—	—	148,000	312,934

NTX
Year Ended 2/28-2/29:
2020(b)	—	—	—	—	72,000	321,614	—	—
2019	—	—	—	—	72,000	307,384	—	—
2018	—	—	—	—	72,000	308,177	—	—
2017	72,000	15,552	—	—	—	—	—	—
2016	72,000	16,012	—	—	—	—	—	—
2015	—	—	70,920	32.23	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2016		2015
NTX
Series 2015 (NTX PRCCL)
Ending Market Value per Share	$—		$10.02
Average Market Value per Share	10.01	Ω	10.04

(b)	For the six months ended August 31, 2019.
Ω	For the period March 1, 2015 through April 20, 2015.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●	Nuveen Arizona Quality Municipal Income Fund (NAZ)
●	Nuveen Michigan Quality Municipal Income Fund (NUM)
●	Nuveen Ohio Quality Municipal Income Fund (NUO)
●	Nuveen Texas Quality Municipal Income Fund (NTX)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NUM and NUO were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). NTX was organized as a Massachusetts business trust on July 26, 1991.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganization
During May 2019, the Funds’ Board of Trustees (the “Board”) approved the merger of NTX (the “Acquired Fund”) into the Nuveen Quality Municipal Income Fund (NAD) (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares.
The Reorganization is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Reorganization, the Acquired Fund will transfer its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the Reorganization.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Dividend income is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Notes to Financial Statements (Unaudited) (continued)
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$272,880,527	$—	$272,880,527
NUM
Long-Term Investments*:
Municipal Bonds	$—	$504,938,622	$—	$504,938,622
NUO
Long-Term Investments*:
Municipal Bonds	$—	$485,918,224	$—	$485,918,224
NTX
Long-Term Investments*:
Municipal Bonds	$—	$245,293,461	$—	$245,293,461
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAZ	NUM	NUO	NTX
Floating rate obligations: self-deposited Inverse Floaters	$9,755,000	$12,265,000	$20,000,000	$16,000,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	8,430,000	4,480,000	—
Total	$16,470,000	$20,695,000	$24,480,000	$16,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUM	NUO	NTX
Average floating rate obligations outstanding	$9,755,000	$12,265,000	$20,000,000	$16,000,000
Average annual interest rate and fees	0.54%	0.53%	0.53%	0.53%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters

Notes to Financial Statements (Unaudited) (continued)
that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUM	NUO	NTX
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$12,265,000	$12,000,000	$16,000,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	8,430,000	4,480,000	—
Total	$9,755,000	$20,695,000	$16,480,000	$16,000,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NUM	NUO	NTX
Purchases	$9,501,044	$54,688,655	$52,671,170	$13,207,267
Sales and maturities	7,360,384	52,110,844	47,822,739	12,000,066

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NAZ	NUM	NUO
Outstanding when-issued/delayed delivery purchase commitments	$778,666	$1,908,399	$3,816,797

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Program and Offering Costs
The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NAZ
	Six Months	Year
	Ended	Ended
	8/31/19	2/28/19
Additional authorized common shares	—	1,100,000	*
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$69,117
* Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NUM
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Common Shares:
Repurchased and retired	—	(127,500)	—	(562,500)
Weighted average common share:
Price per share repurchased and retired	$—	$11.60	—	$12.43
Discount per share repurchased and retired	—%	15.61%	—%	16.07%

	NUO		NTX
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Common Shares:
Repurchased and retired	—	(205,000)	—	(68,600)
Weighted average common share:
Price per share repurchased and retired	—	$13.36	—	$12.33
Discount per share repurchased and retired	—%	15.59%	—%	15.38%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAZ	2028	883	$ 88,300,000	$ 88,151,474
NUM	2028	1,730	$173,000,000	$172,814,342

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019
NUM	540-day	2028	December 1, 2028*	December 13, 2019
* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NAZ	NUM
Average liquidation preference of AMTP Shares outstanding	$88,300,000	$173,000,000
Annualized dividend rate	2.40%	2.40%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NTX has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of

Notes to Financial Statements (Unaudited) (continued)
Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with NTX’s offering of MFP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of NTX’s MFP Shares outstanding were as follows:

			Liquidation Preference,
		Shares	net of deferred	Liquidation	Term		Mode
Fund	Series	Outstanding	offering costs	Preference	Redemption Date	Mode	Termination Date
NTX	A	720	$71,644,357	$72,000,000	September 1, 2047	VRM	9/28/22*
* Subject to early termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NTX
Average liquidation preference of MFP Shares outstanding	$72,000,000
Annualized dividend rate	2.40%

Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

				Liquidation Preference,
		Shares	Remarketing	net of deferred	Liquidation
Fund	Series	Outstanding	fees	offering costs	Preference	Maturity
NUO	1	1,480	N/A	$147,764,486	$148,000,000	September 1, 2043
N/A - Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund’s VRDP Shares have successfully remarketed since issuance.
NUO designated a special rate period until November 14, 2019, for its Series 1 VRDP Shares. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NUO
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	2.40%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations, when applicable.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NAZ	Series	Shares	Amount
AMTP Shares issued	2028	883	$88,300,000

	Year Ended February 28, 2019
NUM	Series	Shares	Amount
AMTP Shares issued	2028	1,730	$173,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NAZ	Series	Shares	Amount
VMTP Shares redeemed	2019	(883)	$(88,300,000)

	Year Ended February 28, 2019
NUM	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,730)	$(173,000,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment

Notes to Financial Statements (Unaudited) (continued)
transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.

	NAZ	NUM	NUO	NTX
Tax cost of investments	$240,647,399	$453,262,384	$424,963,097	$205,569,906
Gross unrealized:
Appreciation	$22,544,114	$39,472,858	$42,453,818	$23,723,515
Depreciation	(66,003)	(60,746)	(1,498,731)	—
Net unrealized appreciation (depreciation) of investments	$22,478,111	$39,412,112	$40,955,087	$23,723,515

Permanent differences, primarily due to federal taxes paid, taxable market discount, distribution reallocations and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds’ last tax year end, were as follows:

	NAZ	NUM	NUO	NTX
Undistributed net tax-exempt income[1]	$289,804	$498,045	$—	$155,658
Undistributed net ordinary income[2]	10,700	—	—	3,664
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income	$8,204,833	$15,101,888	$13,648,599	$7,177,693
Distributions from net ordinary income[2]	23,353	—	274,619	20,761
Distributions from net long-term capital gains	—	—	499,143	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAZ	NUM	NUO	NTX
Not subject to expiration:
Short-term	$1,179,768	$1,144,010	$135,294	$1,252,716
Long-term	1,608,564	1,391,852	—	2,707,593
Total	$2,788,332	$2,535,862	$135,294	$3,960,309

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2019, the complex-level fee for each Fund was 0.1570%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, none of the Funds engaged in inter-fund trades.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential

Notes to Financial Statements (Unaudited) (continued)
importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to finan- cial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing

Annual Investment Management Agreement Approval Process (continued)
the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
●
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

• Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
• Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
• Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
• Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
• Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
• Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;
• Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and
• with respect specifically to closed-end funds, such initiatives also included:
••
Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

••
Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

••	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
••
Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which

Annual Investment Management Agreement Approval Process (continued)
included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underper-formance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action.

Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Arizona Quality Municipal Income Fund (the “Arizona Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile for the three-year period and second quartile for the five-year period. Although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Quality Municipal Income Fund (the “Michigan Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Quality Municipal Income Fund (the “Ohio Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and five-year periods and the second quartile for the three-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Texas Quality Municipal Income Fund (the “Texas Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods. In addition, the Fund’s performance was below the performance of its benchmark for the one-year period, but outperformed its benchmark for the three- and five-year periods. At the May Meeting, the Board approved the reorganization of the Fund into Nuveen Quality Municipal Income Fund, subject to shareholder approval.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

Annual Investment Management Agreement Approval Process (continued)
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the Arizona Fund and the Ohio Fund each had a net management fee slightly higher than its peer average, but a net expense ratio below its peer average; and (b) the Michigan Fund and the Texas Fund each had a net management fee in line with its peer average and a net expense ratio below its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

Annual Investment Management Agreement Approval Process (continued)
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-B-0819D 969726-INV-B-10/20

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 7, 2019